SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 13, 2020

Century Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-15752	04-2498617
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Mystic Avenue Medford, MA	02155
(Address of principal executive offices)	(Zip Code)

(781) 391-4000

(Registrant’s telephone number, including area code)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	CNBKA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 13, 2020, Dr. Anthony P. Monaco, President of Tufts University, and Dr. O’Neil Britton, Chief Medical Officer and Senior Vice President at Massachusetts General Hospital, were elected, to fill vacancies, to the Century Bancorp Inc. (the “Company”) Board of Directors and the Century Bank and Trust Company (the “Bank”) Board of Directors.

President Monaco has been the President of Tufts University since 2011. President Monaco’s experience in the educational field, which is relevant to certain customer relationships of the Company, has qualified him to serve as director of the Company. President Monaco will serve on the Executive Loan Committee.

Dr. Britton has served as Chief Medical Officer and Senior Vice President at Massachusetts General Hospital (MGH) since 2016. Dr. Britton’s experience in the healthcare field, which is relevant to certain customer relationships of the Company, has qualified him to serve as director of the Company. Dr. Britton will serve on the Asset Liability Committee.

Drs. Monaco and Britton were not elected pursuant to any arrangement or understanding between either of them and any other persons, and there are no transactions between the Company and either of Drs. Monaco and Britton or any of their immediate family members that require disclosure pursuant to Item 404(a) of Regulation S-K.

Drs. Monaco and Britton will receive the Company’s standard non-employee director compensation package for fiscal year 2020, which for a full year of service would include an annual retainer of $20,000, $500 per Company Board meeting attended, $1,000 per Bank Board meeting attended and $1,000 per committee meeting attended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Century Bancorp, Inc. press release dated October 13, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.

/s/ William P. Hornby
William P. Hornby, CPA
Chief Financial Officer and Treasurer

Dated: October 15, 2020